UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2022

Petros Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39752 (Commission File Number)	85-1410058 (I.R.S. Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036
(Address of principal executive offices)    (Zip code)

(973) 242-0005
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PTPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 20, 2022, Metuchen Pharmaceuticals LLC (“Metuchen”), a wholly owned subsidiary of Petros Pharmaceuticals, Inc. (the “Company”), entered into a Technology Transfer Service Agreement with Patheon Pharmaceuticals Inc., part of Thermo Fisher Scientific (“Patheon”) (the “Agreement”), pursuant to which the parties agreed to collaborate as strategic partners for commercial production of the Company’s Stendra® (avanafil) tablets at Patheon’s facilities in Cincinnati, Ohio. Under the Agreement, Patheon or one of its affiliates will provide certain pharmaceutical development and technology transfer services in order to establish and validate its ability to manufacture supply of the Company’s Stendra® product. Any commercial sale of product manufactured during the performance of the Agreement must be subject to a subsequent commercial manufacturing services agreement (with associated quality agreement) between the parties before it can be offered for commercial sale.

The Agreement contains general terms governing the parties’ engagement and provides that such terms shall be replaced and superseded by the terms of an Umbrella Development Services Agreement to be entered into by the parties at a later date. In addition, following successful completion of validation, the parties shall execute a commercial manufacturing services agreement for release of commercially saleable products. The Agreement is in effect until the completion by Patheon of the services described therein. In addition, each party has the ability to terminate the Agreement upon the occurrence of certain customary conditions. The Agreement contains indemnity obligations customary for agreements of this type.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROS PHARMACEUTICALS, INC.

Date: January 24, 2022	By:	/s/ Fady Boctor
Name: Fady Boctor
Title: President and Chief Commercial Officer